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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                     -------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) December 1, 1999





                       Corporate Asset Backed Corporation
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             (EXACT NAME OR REGISTRANT AS SPECIFIED IN ITS CHARTER)


Delaware                              33-73666                  22-3281571
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(STATE OF OTHER JURISDICTION        (COMMISSION              (I.R.S. EMPLOYER
      OF INCORPORATION)             FILE NUMBER)            IDENTIFICATION NO.)


c/o PaineWebber Incorporated
1285 Avenue of the Americas, 11th Floor
New York, NY                                                         10019
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)

Registrant's telephone number, including area code: (212) 713-2841


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           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPOR
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Item 1.   Changes in Control of Registrant.

          NOT APPLICABLE.

Item 2.   Acquisition or Disposition of Assets.

          NOT APPLICABLE.

Item 3.   Bankruptcy or Receivership.

          NOT APPLICABLE.

Item 4.   Changes in Registrant's Certifying Accountant.

          NOT APPLICABLE.

Item 5.   Other Events.

          NOT APPLICABLE.

Item 6.   Resignations of Registrant's Directors.

          NOT APPLICABLE.

Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.

          (a) NOT APPLICABLE.

          (b) NOT APPLICABLE.

          (c) EXHIBITS.

          1. Trustee's letter in respect of the receipt and disbursement of interest by the CABCO Trust for Florida Power and Light Debentures on December 1, 1999.

               $817,604.17 to the Trust Certificate Holders.
               $63,645.83 to the Depositor.


Item 8.   Change in Fiscal Year.

          NOT APPLICABLE.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CORPORATE ASSET
                              BACKED CORPORATION
                                  as depositor



                              By: /s/ Robert Vascellaro
                                  -----------------------------
                                  Name:   Robert Vascellaro
                                  Title:  Vice President and Treasurer



Date:  December 8, 1999


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                                  EXHIBIT INDEX



Exhbit
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  1.         Trustee's letter in respect of the receipt and disbursement of interest by the CABCO Trust for Florida Power and Light Debentures on December 1, 1999.